SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA BAK BATTERY, INC.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 30, 2007
Dear Stockholder:

On behalf of the Board of Directors of China BAK Battery, Inc. (the “Company”), I invite you to attend our 2007 Annual Meeting of Stockholders. We hope you can join us. The annual meeting will be held:

At:	BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China

On:	September 21, 2007

Time:	9:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2006 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s accountants and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China BAK Battery, Inc. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Tracy Li, Investor Relations Manager, China BAK Battery, Inc., BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen, 518119, People’s Republic Of China; Telephone: 011 (86-755) 8977-0093.

Sincerely,

/s/ Xiangqian Li
Xiangqian Li

Chief Executive Officer

CHINA BAK BATTERY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

SEPTEMBER 21, 2007

To the Stockholders of CHINA BAK BATTERY, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of China BAK Battery, Inc., a Nevada corporation (the “Company”), will be held on Friday, September 21, 2007, at 9:00 a.m., local time, at BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen, 518119, People’s Republic of China for the following purposes:

1.
To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of PKF as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 25, 2007 are entitled to notice and to vote at the Meeting and any adjournment.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2006 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card or casting your vote via the internet as directed either in instructions of our transfer agent, Securities Transfer Corporation (the “Transfer Agent”) or on the proxy card included with this Proxy Statement. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us, or notify us of your intentions via the internet as directed on the proxy card. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

By Order of the Board of Directors,

/s/ Yongbin Han
Secretary

July 30, 2007

CHINA BAK BATTERY, INC.
BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China

__________

PROXY STATEMENT
__________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China BAK Battery, Inc., a Nevada corporation (the “Company,” “China BAK” or “we”), for the 2007 Annual Meeting of Shareholders (the “Meeting”). The Meeting is to be held at 9:00 a.m., local time, on Friday, September 21, 2007, and at any adjournment or adjournments thereof, at BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen, 518119, People’s Republic of China.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is July 30, 2007.

The purposes of the Meeting are to seek stockholder approval of two proposals: (i) electing five (5) directors to the Board of Directors of the Company (the “Board”) and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2007.

Who May Vote

Only stockholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on July 25, 2007 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, during office hours, at the executive offices of the Company at BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen 518119, People’s Republic of China, by contacting the Secretary of the Company.

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 49,247,103 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by one of the following methods:

•	Completing and signing the proxy card and mailing it in the enclosed postage-paid envelope; or

•
Voting on the internet. Please follow the instructions that are either included with the proxy materials provided by the Transfer Agent (you may obtain copies of such information by contacting the Transfer Agent at Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034; Telephone No. (469) 633-0101; www.stctransfer.com) or on the proxy card.

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, and FOR ratification of PKF as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Meeting. Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement, or by your attendance and voting in person at the Meeting. In addition, you may revoke your proxy via the Transfer Agent’s website at www.stctransfer.com (please contact the Transfer Agent at Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034; Telephone No. (469) 633-0101; www.stctransfer.com for instructions). Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2006 Annual Report and Proxy Statement for the 2007 Annual Meeting of Stockholders will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2006 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact the Manager, Investor Relations at China BAK Battery, Inc., BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District, Shenzhen 518119, People’s Republic of China; Telephone number 011 (86-755) 8977-0093, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on July 1, 2007 for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group:

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)
	Number(2)	Percent(3)
Xiangqian Li(4) c/o China BAK Battery, Inc. BAK Industrial Park No. 1 BAK Street Kuichong Town, Longgang District Shenzhen 518119 People’s Republic of China	20,143,662	41.2%

Yongbin Han c/o China BAK Battery, Inc. BAK Industrial Park No. 1 BAK Street Kuichong Town, Longgang District Shenzhen 518119 People’s Republic of China	448,822	*

Huanyu Mao(5) c/o China BAK Battery, Inc. BAK Industrial Park No. 1 BAK Street Kuichong Town, Longgang District Shenzhen 518119 People’s Republic of China	329,805	*

Richard B. Goodner(6) 6608 Emerald Drive Colleyville, Texas 76034 United States	5,000	*

Charlene Spoede Budd(6) 199 Air Strip Road Jackson Georgia 30233 United States	5,000	*

Chunzhi Zhang(6) Room 1505, Block B Tairan 9th Road Chengongmiao, Futian District Shenzhen F4 518000	5,000	*

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)
	Number(2)	Percent(3)

Yanlong Zou c/o China BAK Battery, Inc. BAK Industrial Park No. 1 BAK Street Kuichong Town, Longgang District Shenzhen 518119 People’s Republic of China	159,045	*

Shuquan Zhang c/o China BAK Battery, Inc. BAK Industrial Park No. 1 BAK Street Kuichong Town, Longgang District Shenzhen 518119 People’s Republic of China	166,851	*

Houde Liu c/o China BAK Battery, Inc. BAK Industrial Park No. 1 BAK Street Kuichong Town, Longgang District Shenzhen 518119 People’s Republic of China	34,142	*

Zhongyi Deng(7) c/o China BAK Battery, Inc. BAK Industrial Park No. 1 BAK Street Kuichong Town, Longgang District Shenzhen 518119 People’s Republic of China	—	—

All officers and directors as a group	21,297,327	43.4%

*	Denotes less than 1% of the outstanding shares of Common Stock.

(1)
The number of shares beneficially owned is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days of the Record Date, through the exercise or conversion of any stock option, convertible security, warrant or other right (a “Presently Exercisable” security). Including those shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

(2)
Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity.

(3)
A total of 48,893,396 shares of the Company’s common stock are considered to be outstanding on July 1, 2007, pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(4)
Mr. Li is a party to an escrow agreement under which he agreed to place 2,179,550 shares of his common stock into escrow for the benefit of certain stockholders in the event we fail to satisfy certain “performance thresholds,” as defined in the escrow agreement for the fiscal years ending September 30, 2005 and 2006. Mr. Li’s shares include the 1,089,775 shares relating to the performance threshold for the fiscal year ended September 30, 2005. This is because our previously reported net income for the fiscal year ended September 30, 2005 exceeded the performance threshold for such period; accordingly, 1,089,775 of the shares placed in escrow by Mr. Li were released to Mr. Li. Because the recognition of the related compensation charge would cause our net income for fiscal 2005 to fall below $12.0 million and therefore entitle the investors to the shares released, Mr. Li has undertaken to transfer to those investors the shares that were released to him. The shares listed under Mr. Li in this table do not include the other 1,089,775 shares that have been released from escrow to the investors because we failed to satisfy the performance threshold for our fiscal year 2006, as required under the escrow agreement. Mr. Li is also a party to a lock-up agreement under which he has agreed, except for distributions of his shares of common stock required under the escrow agreement, not to transfer his common stock for a period commencing January 20, 2005 and ending 12 months after the date our common stock is listed on either the NASDAQ Stock Market, Inc. or another national stock exchange or quotation medium. Mr. Li is also a party to a guarantee agreement under which he has pledged certain of his shares of our common stock to China Development Bank as collateral for a long-term loan agreement entered into by Shenzhen BAK. Such shares had previously been subject to a pledge in favor of Shenzhen Development Bank which was released by Shenzhen Development Bank on August 25, 2006.

(5)
Mr. Mao was granted an option to purchase 200,000 shares of Common Stock on May 16, 2006, at a price of $6.25, the closing price of the Common Stock on the date of grant, 40% of which vested on July 1, 2007. Any unvested portion of the option is subject to forfeiture if Mr. Mao is no longer employed by the Company.

(6)
On June 25, 2007, each of Ms. Budd and Mr. Zhang were granted 5,000 shares of restricted Common Stock and on July 17, 2007, Mr. Goodner was granted 5,000 shares of restricted Common Stock. The restricted Common Stock granted to each director is subject to a one-year vesting schedule, with unvested shares being subject to limitations on transfer and forfeiture provisions. The first 25% of the restricted shares vested on the applicable grant date, and the remaining 75% vest in three equal installments on the last day of each following full fiscal quarter of the Company.

(7)
On June 25, 2007, Mr. Deng was granted an option to purchase 200,000 shares of Common Stock at an exercise price of $3.35, the closing price of the Common Stock on the date of grant. Any unvested portion of the option is subject to forfeiture if Mr. Deng is no longer employed by the Company. The option vests and becomes exercisable beginning July 1, 2008, as follows: On July 1, 2008, 25% of such option shall vest and shall no longer be subject to forfeiture; on July 1, 2009, the second 25% of such option shall vest and shall no longer be subject to forfeiture; on July 1, 2010, the third 25% of such option shall vest and shall no longer be subject to forfeiture; on July 1, 2011, the final 25% of such option shall vest and shall no longer be subject to forfeiture, in each case so long as Mr. Deng remains employed by the Company. The expiration date of the option is June 25, 2017.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

Effective December 8, 2006, Article V of our articles of incorporation was amended so that the number of our directors shall be determined in accordance with our bylaws instead of in accordance with provisions contained in our articles of incorporation. There are currently five (5) directors serving on the Board. At the Meeting, five (5) directors will be elected, each to hold office until the next Annual Meeting of Stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Director Selection

As provided in its charter, the Nominating and Corporate Governance Committee of the Company’s Board is responsible for identifying individuals qualified to become Board members and recommending to the Board nominees for election as directors. The Nominating and Corporate Governance Committee considers recommendations for director nominees, including those submitted by the Company’s stockholders, on the bases described below. Stockholders may recommend nominees by writing to the Nominating and Corporate Governance Committee c/o the Secretary at BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District, Shenzhen, 518119. Stockholder recommendations will be promptly provided to the chairman of the Nominating and Corporate Governance Committee. To be considered by the Nominating and Corporate Governance Committee for inclusion in the proxy for the 2008 annual meeting, recommendations must be received by the Secretary of the Company not later than the close of business on April 1, 2008.

In identifying and evaluating nominees, the Nominating and Corporate Governance Committee may consult with the other Board members, management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Nominating and Corporate Governance Committee assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the Board's criteria and needs. In evaluating the suitability of individual Board members, the Nominating and Corporate Governance Committee may take into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; the international nature of the Company’s operations; educational and professional background; and personal accomplishment. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. The Nominating and Corporate Governance Committee also ensures that each member satisfies the NASDAQ Stock Market, Inc. (“Nasdaq”) independence requirements.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position/s	Director Since

Xiangqian Li	38	Chairman, President and Chief Executive Officer	January 2005

Huanyu Mao	55	Director, Chief Operating Officer and Chief Technology Officer	May 2006

Richard B. Goodner	60	Director	May 2006

Charlene Spoede Budd	68	Director	June 2007

Chunzhi Zhang	45	Director	June 2007

For information as to the shares of the Common Stock held by each nominee, see “Securities Ownership of Certain Beneficial Owners and Management,” which starts on page 4 of this Proxy Statement.

The following are biographical summaries for our nominees for election as directors:

Xiangqian Li has served as the chairman of our Board, our president and chief executive officer since January 20, 2005. He has been a director of BAK International Limited, our Hong Kong incorporated subsidiary, since November 2004. Mr. Li is the founder and has served as the chairman of the board of Shenzhen BAK Battery Co., Ltd., our wholly owned subsidiary (“Shenzhen BAK”), since its inception in August 2001, and served as Shenzhen BAK’s general manager since December 2003. From June 2001 to June 2003, Mr. Li was the chairman of Huaran Technology Co., Ltd., a company incorporated in the People’s Republic of China (“PRC”) that is engaged in the car audio business. Mr. Li received a bachelor’s degree in thermal energy and power engineering from the Lanzhou Railway Institute, China and a doctorate degree in quantitative economics from Jilin University in China.

Huanyu Mao has served as a director of our company since May 12, 2006. He has also served as our chief technology officer since January 20, 2005 and as our chief operating officer since June 30, 2005. Dr. Mao has been the chief scientist of Shenzhen BAK since September 2004. Prior to joining us, between 1997 and September 2004, Dr. Mao was the chief technology officer of Tianjin Lishen, a leading battery manufacturer in China. Mr. Mao pioneered core technologies on lithium-ion battery before its commercialization in 1992 and was the inventor under seven U.S. patents relating to lithium-ion technology. Dr. Mao received a doctorate degree in electrochemistry from Memorial University of Newfoundland, Canada where he focused on conductive polymers.

Richard B. Goodner has served as our director since May 12, 2006. Since June 2003, Mr. Goodner has served as the vice president for legal affairs and general counsel for U.S. Home Systems, Inc., a public company listed on the Nasdaq National Market. Since May 2006, Mr. Goodner also has been a director of Winner Medical Group Inc., a leading Chinese exporter of medical disposal products, which shares are traded on the Over-the-Counter Bulletin Board in the United States. From 1997 to 2003, Mr. Goodner was a partner in the law firm of Jackson Walker L.L.P. Mr. Goodner holds a bachelor of arts degree in economics from Eastern New Mexico University and a law degree from Southern Methodist University, the United States.

Charlene Spoede Budd, PhD, CPA, CMA, CFM, PMP, has served as our director since June 25, 2007. Ms. Budd is Professor Emeritus of Accounting at Baylor University, where she was a professor and Emerson O. Henke Chair of Accounting from 1993 through 2005, and where she has taught graduate management accounting, graduate project management, and other classes since 1973. She received her PhD in business administration from The University of Texas-Austin and her MBA and undergraduate degrees from Baylor University. She holds certifications as a CPA, CMA, CFM, PMP, and in all six professional categories of the theory of constraints. Currently, Ms. Budd also serves as Chair, Business Environment & Content Subcommittee, of the American Institute of Certified Public Accountants (AICPA) and the Chair, Finance & Metrics (F&M) Committee of the Theory of Constraints International Certification Organization (TOC-ICO).

Chunzhi Zhang has served as our director since June 25, 2007. Since mid-2005, Mr. Zhang has served as General Manager of AASTOCKS.com, Ltd., Shenzhen Branch, an online stock investment service operating in China. From 2003 through mid-2005, Mr. Zhang served as General Manager of Shenzhen Sharemax Management Co., Ltd, where he was involved in brokerage of Hong Kong-listed stocks, asset management and managing venture capital projects. From 1998 through 2003, Mr. Zhang served as General Manager of Haixing Security Brokage Co., Ltd, Shenzhen Branch, involved in securities trading and asset management. Prior to joining Haixing Security Brokerage, from 1985 through 1996, Mr. Zhang served as Manager for China Resources Holding Co., Ltd., an import/export company. Mr. Zhang received his bachelor degree in Economy from Jilin University in 1985.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

COMMITTEES OF THE BOARD OF DIRECTORS

Committees and Meetings

Our Board currently has three standing Committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance Committee. Each of the three standing Committees is comprised entirely of independent directors as that term is defined under the Nasdaq listing standards. From time to time, the Board may establish other committees.

During the fiscal year ended September 30, 2006, the Board held a total of six meetings. Each director attended 100% of the total number of meetings of the Board and 100% of the meetings of all Committees on which he served.

Audit Committee

During the fiscal year ended September 30, 2006, our Audit Committee consisted of our directors Richard B. Goodner, Joseph R. Mannes and Jay J. Shi. Mr. Mannes served as the chair of the Audit Committee and as our Audit Committee financial expert as that term is defined by the applicable SEC rules. On June 25, 2007, Messrs. Mannes and Shi resigned from the Board, and Charlene Spoede Budd and Chunzhi Zhang were elected to the Board. Each of Ms. Budd and Mr. Zhang were appointed to the Audit Committee, with Ms. Budd replacing Mr. Mannes as chair of the Audit Committee and as our Audit Committee financial expert. Each director who has served or is serving on our Audit Committee was or is “independent” as that term is defined under the Nasdaq listing standards at all times during their service on such Committee.

The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. During the fiscal year ended September 30, 2006, the Audit Committee held two meetings. The Audit Committee is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;
•	reviewing with our independent auditors any audit problems or difficulties and management’s response;
•	reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;
•	discussing the annual audited financial statements with management and our independent auditors;
•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;
•	annually reviewing and reassessing the adequacy of our Audit Committee charter;
•	such other matters that are specifically delegated to our Audit Committee by our Board from time to time;
•	meeting separately and periodically with management and our internal and independent auditors; and
•	reporting regularly to the full Board.

Audit Committee Charter

A copy of our Audit Committee charter is attached hereto as Appendix A.

Compensation Committee

During the fiscal year ended September 30, 2006, our Compensation Committee consisted of our directors Richard B. Goodner, Joseph R. Mannes and Jay J. Shi. On June 25, 2007, Ms. Budd and Mr. Zhang replaced Messrs Mannes and Shi on the Compensation Committee, with Mr. Zhang replacing Mr. Shi as chair of the Compensation Committee. Each director who has served or is serving on our Compensation Committee was or is “independent” as that term is defined under the Nasdaq listing standards at all times during their service on such Committee.

Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any Committee meeting during which his compensation is deliberated. The Compensation Committee is permitted to delegate its authority in accordance with Nevada law unless prohibited by the Company’s by-laws or the Compensation Committee charter. The Compensation Committee did not meet separately during the fiscal year ended September 30, 2006.

The Compensation Committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;
•	reviewing and making recommendations to the Board with respect to the compensation of our directors;
•	reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer,
•	evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and
•
reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Compensation Committee Charter

A copy of the Compensation Committee charter is attached hereto as Appendix B.

Compensation Committee Interlocks and Insider Participation

All current members of the Compensation Committee are independent directors, and all past members were independent directors at all times during their service on such Committee. None of the past or present members of our Compensation Committee are present or past employees or officers of ours or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended. None of our executive officers has served on the Board or Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our Board or Compensation Committee.

Nominating and Corporate Governance Committee

During the fiscal year ended September 30, 2006, our Nominating and Corporate Governance Committee consisted of our directors Richard B. Goodner, Joseph R. Mannes and Jay J. Shi. On June 25, 2007, Ms. Budd and Mr. Zhang replaced Messrs. Mannes and Shi on the Nominating and Corporate Governance Committee. Mr. Goodner continues to serve as chair of this Committee. Each director who has served or is serving on our Nominating and Corporate Governance Committee was or is “independent” as that term is defined under the Nasdaq listing standards at all times during their service on such Committee.

The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Nominating and Corporate Governance Committee did not meet separately during the fiscal year ended September 30, 2006. The Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;
•	reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;
•	identifying and recommending to the Board the directors to serve as members of the Board’s committees; and
•	monitoring compliance with our code of business conduct and ethics.

We recognize that transactions between us and any of our directors or executive officers can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our shareholders. Pursuant to its charter, the Nominating and Corporate Governance Committee considers and makes recommendations to the Board with regard to possible conflicts of interest of Board members or management. The Board then makes a determination as to whether to approve the transaction.

Nominating and Corporate Governance Committee Charter

A copy of our Nominating and Corporate Governance Committee charter is attached hereto as Appendix C.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States. During the fiscal year ended September 30, 2006, there were no amendments to or waivers of our Code of Conduct.

REPORT OF THE AUDIT COMMITTEE
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Mr. Mannes, the chair of the Audit Committee, is an “audit committee financial expert” within the meaning of Item 401(h) of SEC Regulation S-K. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

During 2006, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2006 with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 for filing with the SEC.

/s/ The Audit Committee
Richard B. Goodner, Joseph R. Mannes and Jay J. Shi

REPORT OF THE COMPENSATION COMMITTEE
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006

The compensation of the Company’s executive officers is determined by the Compensation Committee of the Board. The Committee has three members, each of whom is independent of management. None of the members of the Committee has any insider or interlocking relationship with the Company, and each of them is a non-employee director, as these terms are defined in applicable rules and regulations of the SEC.

Compensation Philosophy

The Company’s executive compensation philosophy is to align the interests of executive management with shareholder interests and with the Company’s business strategy and success, through an integrated executive compensation program that considers short-term performance, the achievement of long-range strategic goals and growth in total shareholder value. The key elements of executive compensation are competitive base salary, annual incentives and equity participation. The aggregate compensation package is designed to attract and retain individuals critical to the long-term success of the Company, to motivate these persons to perform at their highest levels, and to reward exceptional performance.

Base Salary

Base salary levels for executive officers are determined not only on the basis of the Committee’s assessment of individual performance, but also on the total compensation, including salaries, paid by companies engaged in similar businesses, to persons holding equivalent positions. The Compensation Committee believes that any increases in base salary should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive’s team within the corporate structure, success in furthering the corporate strategy and goals, and individual management skills, responsibilities and anticipated workload.

Apart from contractual commitments, the Compensation Committee also considers demonstrated loyalty and commitment and the competitive salaries offered by similar companies to attract and retain executives. Merit increases for executives are to be subject to the same budgetary guidelines as apply to any other employees. In those cases where an executive has entered into an employment agreement, the base salary is determined pursuant to the terms of the agreement, and renewals of contracts will be considered on the basis of the performance of the individual, the performance of the Company and the compensation philosophy of the Company.

Bonuses

The Company may pay bonuses to provide an incentive to executives and to reward executives based on the overall performance of the Company, as well as on the performance of each executive officer’s area of responsibility or operating group. Measures of performance are both financial and strategic. Financial elements are based on achieving quarterly and annual EBITDA targets and strategic elements include, but are limited to technological or quality improvements, improvements in operations and contributions to business success. The goals are also structured to provide the kinds of objectivity and checks and balances required to ensure compliance with SEC regulations and the Sarbanes-Oxley Act.

Equity Awards

In May 2005 the Board approved a stock option plan to expand the number of employees eligible for equity awards so as to award equity more broadly and deeply throughout the organization and thus provide additional incentive to employees to maximize shareholder value. The stock option plan authorizes the issuance of up to 4,000,000 shares of the Company’s common stock. In September 2006, the Compensation Committee approved the cancellation of options for 1,400,000 shares of common stock previously granted to employees who are residents of the PRC. In December 2006, a total of 914,994 shares of restricted stock were granted as replacement awards for the cancelled options to the employees whose options had been terminated and who continued to be employed by the Company at that time.

Executives are eligible for equity awards in the form of stock options and restricted stock units under the Company’s equity plan. Awards are made at the discretion of the Compensation Committee. The number of shares awarded to any individual depends on individual performance, salary level and competitive data, and the impact that such employee’s productivity may make to shareholder value over time. In addition, in determining the number of stock options or restricted stock units granted to each executive, the Compensation Committee reviews the unvested options and units of each executive to determine the future benefits potentially available to the executive. The number of options or units granted will depend in part on the total number of unvested options and units deemed necessary to provide an incentive to that individual to make a long term commitment to remain with the Company. By giving to executives an equity interest in our company, the value of which depends upon stock performance, the policy seeks to further align management and shareholder interests. The Committee believes that using restricted stock units as part of the overall equity awards program better aligns the interest of management and shareholders as restricted stock units closely replicate the economic characteristics of capital stock.

/s/ The Compensation Committee
Richard B. Goodner, Joseph R. Mannes and Jay J. Shi

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of the outstanding Common Stock to file with the SEC an initial report of ownership on Form 3 and changes in ownership on Forms 4 and 5. The reporting persons are also required to furnish us with copies of all forms they file.

Based solely on our review of copies of Forms 3, 4 and 5 furnished to the Company with respect to the fiscal year ended September 30, 2006, we have determined that our directors, officers and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements except as follows: (i) late Form 4 reports filed by each of Houde Liu and Shuquan Zhang on October 23, 2006 and by Yanlong Zou on October 20, 2006, in each case to report the cancellation of a stock option grant on September 28, 2006 of 50,000 shares of common stock pursuant to termination and release agreements entered into between us and each of Messrs. Liu, Zhang and Zou; (ii) late Form 3 reports filed by each of Joseph R. Mannes, Richard B. Goodner and Jay J. Shi on October 25, 2006, in each case to report his appointment as our director on May 12, 2006; (iii) late Form 4 reports filed by each of Messrs. Mannes, Goodner and Shi on October 25, 2006, in each case to report the grant of 5,000 restricted shares of our common stock pursuant to our Compensation Plan for Nonemployee Directors; (iv) late Form 4 report filed by Xiangqian Li on April 2, 2007, to report the release of 1,089,775 shares of common stock from escrow to investors pursuant to an escrow agreement between Mr. Li and such investors; (v) late Form 4 reports filed by each of Houde Liu, Yanlong Zou, Shuquan Zhang and Yongbin Han on April 2, 2007 to report the grant of 34,142, 34,142, 34,142 and 136,566 shares of restricted stock, respectively, on December 26, 2006; and (vi) late Form 3 report filed by Zhongyi Deng on April 3, 2007 to report his appointment as our Vice-President of Business Development.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our PRC subsidiary, Shenzhen BAK Battery, Co., Ltd. (“Shenzhen BAK”) has several outstanding short term bank loans, long term bank loans and bills payable to (i) Agricultural Bank of China (Longgang/Shenzhen Eastern Branches), (ii) Shenzhen Commercial Bank (Shuibei Branch), (iii) Shenzhen Development Bank (Longgang Branch), (iv) China CITIC Bank, (v) Bank of China (Shenzhen Branch) and (vi) China Development Bank, respectively, the proceeds of which were used primarily to fund the operations of our manufacturing facility located at the BAK Industrial Park and for general working capital requirements. At March 31, 2007, we had aggregate amounts due and payable under these debt arrangements of $109.2 million, including short-term bank loans of $71.8 million, long-term bank loans of $18.1 million and bills payable of $19.3 million. The debt arrangements bear interest at rates ranging from 4.725% to 6.48% per annum and have maturity dates ranging from six to forty-eight months. Each loan is guaranteed by Mr. Li, our director, Chairman of the Board, President and Chief Executive Officer. Mr. Li has also pledged certain of his shares of our common stock to secure certain of our indebtedness. Mr. Li did not receive or is entitled to receive any consideration for the above referenced guarantees, and we are not independently obligated to indemnify any of those guarantors for any amounts paid by them pursuant to any guarantee.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected PKF to serve as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2007. KPMG was the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006 and George Stewart, C.P.A. and Schwartz Levitsky Feldman LLP (“SLF”) performed services for us for the fiscal year ending September 30, 2005.

We are asking our stockholders to ratify the selection of PKF as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of PKF to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by PKF that neither the firm nor any of its associates had any relationship with the Company. Representatives of PKF will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Former Auditors

On January 20, 2005, we dismissed George Stewart, C.P.A. as our independent registered public accounting firm and appointed Schwartz Levitsky Feldman LLP (“SLF”), as our independent registered public accounting firm. The dismissal of George Stewart, C.P.A. was approved by the Board of Directors of the Company at such time. On May 15, 2006, the Company changed its independent registered public accounting firm from SLF to KPMG. On July 7, 2006, the Board, acting upon the recommendation of the Audit Committee, ratified and authorized the appointment KPMG as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006. Subsequently, effective April 1, 2007, the Board dismissed KPMG and authorized the appointment of PKF as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007. On April 2, 2007 the Company and PKF signed a formal engagement letter appointing PKF as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007.

For the fiscal years ended September 30, 2005 and 2006, the Company’s principal accountants’ report on the Company’s financial statements did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s audit report, dated December 8, 2006, on the consolidated financial statements of the Company as of and for the years ended September 30, 2006 and 2005, contained a separate paragraph stating that “As discussed in note 2(q) to the consolidated financial statements, on October 1, 2005, the Group adopted Statement of Financial Accounting Standards (‘SFAS’) No.123 (Revised 2004), ‘Share-Based Payment,’ using the modified prospective method, representing a change in the Group’s method of accounting for stock-based compensation.” The audit report, dated August 22, 2006, of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended September 30, 2005 and 2004, which was included in Amendment No. 3 to our Form 10-KSB/A for the fiscal year ended September 30, 2005, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report contained a separate paragraph stating that “As described in Note 3 to the accompanying consolidated financial statements, the Company has restated the consolidated balance sheets as of September 30, 2004 and 2005 and the related consolidated statements of income and comprehensive income, and cash flows for each of the years in the three-year period ended September 30, 2005, which were previously audited by other independent accountants, to correct certain accounting errors that were detected after the original issuance of those consolidated financial statements.” The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of September 30, 2006 and 2005, which is included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2006 (the “2006 Form 10-K”), did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of September 30, 2006, because of the effect of material weaknesses, including those set forth below, described in such report and elsewhere in the 2006 Form 10-K.

During the fiscal years ended September 30, 2005 and 2006, there were no disagreements with the Company’s former accountants on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to such former accountant’s satisfaction, would have caused such former accountant to make reference thereto in its reports on the Company’s financial statements for such fiscal years. During the fiscal years ended September 30, 2005 and 2006, there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except that KPMG advised the Company of certain material weakness in its internal controls over financial reporting, which were reported by the Company under Item 9A. “Controls and Procedures” of the 2006 Form 10-K, to the effect that the Company had an insufficient complement of personnel, including in senior management, with a level of accounting knowledge, experience and training in the application of U.S. GAAP and did not implement adequate supervisory review to ensure that the consolidated financial statements were prepared in conformity with U.S. GAAP. The lack of sufficient personnel with such accounting knowledge, experience and training contributed to material weaknesses (i) in the Company’s accounting for capitalization of interest costs, and the related recognition of property, plant and equipment and depreciation expense; (ii) accounting for deferred taxes under U.S. GAAP, in particular the identification and measurement of differences between the respective tax and financial reporting bases of certain assets and liabilities and the determination of the applicable income tax rate to ensure that deferred taxes were accurately presented in the Company’s consolidated financial statements; (iii) accounting for the share-based compensation, in particular the accounting for cancellation and replacement of certain option grants and the classification of the associated share-based compensation expense in the consolidated statement of income and comprehensive income; (iv) the calculation of earnings per share in accordance with Statement of Financial Accounting Standards No. 128 “Earnings per Share,” in particular the identification of dilutive instruments in the calculation of diluted earnings per share; (v) accounting for the complete and accurate recognition of construction in progress assets; and (vi) accounting for construction in progress assets and the determination of depreciation expense when the assets are ready for their intended use.

Each of KPMG, SLF and George Stewart, C.P.A. were provided copies of the disclosures contained above.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by KPMG for professional services rendered for the fiscal year ended September 30, 2006, and by SLF and George Stewart, C.P.A. for professional services rendered for the fiscal year ended September 30, 2005:

	2006	2005
Audit fees(1)	$161,000	$935,826
Audit-related fees(2)	97,000	9,342
Tax fees	—	—
All other fees	—	—
Total	258,000	945,168
__________

(1)
Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)
Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table. The services provided by our accountants within this category consisted of advice relating to SEC matters and employee benefit matters.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Audit Committee pre-approved the audit service performed by KPMG for our consolidated financial statements as of and for the year ended September 30, 2006, and our internal control over financial reporting as of September 30, 2006. As our Audit Committee was formed only in May 2006, there was no such pre-approval by our audit committee before George Stewart, C.P.A. and SLF performed their audit in fiscal 2005 and before KPMG performed the re-audit of our consolidated financial statements for fiscal 2003, 2004 and 2005.

The Board of Directors recommends a vote FOR ratification of the selection of PKF as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007.

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board of Directors. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District, Shenzhen 518119, People’s Republic of China, no later than the close of business on April 1, 2008. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K is also made available on our website at www.bak.com.cn after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

July 30, 2007	By Order of the Board of Directors

/s/ Yongbin Han
Secretary

Appendix A

CHINA BAK BATTERY, INC.

Audit Committee Charter

Article I. Purposes

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of China BAK Battery, Inc. (the “Company”) has been appointed by the Board for the purpose of overseeing:

1.	the Company’s accounting and financial reporting processes;

2.	the Company’s internal control over financial reporting;

3.	the audits of the Company’s financial statements;

4.	the Company’s compliance with legal and regulatory requirements relating to financial reporting;

5.	the selection, engagement, qualifications and independence of the Company’s independent auditors; and

6.	the performance of the Company’s internal audit function and its independent auditors.

The Committee is also charged with making regular reports to the Board and preparing any reports that may from time to time be required by the rules of the Nasdaq Stock Market, Inc. (“NASDAQ”) or the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement or annual report on Form 10-K.

Article II. Membership

The Committee shall consist of no fewer than three members of the Board. Prior to their election and annually thereafter, the members of the Committee shall each have been affirmatively determined by the Board (i) not to be an officer or employee of the Company, (ii) to have no relationship that would interfere with their exercise of independent judgment in carrying out the responsibilities of a director and (iii) to be “independent” under (x) the rules of NASDAQ and (y) the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder (collectively, the “Exchange Act”), except as permitted by such independence rules of NASDAQ and under the Exchange Act.
In addition:

1.
No member shall have participated in the preparation of the financial statements of the Company or any then-current subsidiary of the Company at any time during the three years preceding the date of the annual determination of independence;

2.
Each member of the Committee shall be “financially literate” as determined by the judgment of the Board, which shall include being able to read and understand financial statements, including the Company’s balance sheet, income statement and cash flow statement; and

3.
At least one member of the Committee shall, in the judgment of the Board, (a) have past employment experience in finance or accounting, requisite professional certification in accounting, or some comparable experience or background that results in the member’s financial sophistication, in accordance with the NASDAQ rules and (b) be an “audit committee financial expert” within the meaning of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act.

Each member of the Committee shall first be nominated by the Nominating and Corporate Governance Committee of the Board and then be elected by the full Board, and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation, retirement or removal from the Committee or the Board. The members of the Committee may be removed from the Committee at any time, with or without cause, by majority vote of the Board.

The Board shall elect a Chairperson of the Committee. The Chairperson of the Committee shall chair all regular and special sessions of the Committee, be responsible for scheduling regular and special meetings of the Committee and set the agendas for Committee meetings. This Chairperson shall serve until the expiration of his or her term or until his or her earlier resignation, retirement or removal from the Committee or the Board. If the Chairperson is absent from a particular meeting, another member of the Committee shall serve as chairperson for purposes of that meeting.

The Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Article III. Meetings

The Committee shall meet at least four times per year. Additional meetings may occur as the Committee or its Chairperson deem advisable. As part of the Committee’s oversight function, the Committee shall meet with the Company’s independent auditors and management at least quarterly to review the Company’s financial statements. The Committee (1) may meet separately in executive session with (a) the Company’s Director of Internal Audit, (b) the Company’s independent auditors, (c) members of management, (d) non-management members of the Board who are not members of the Committee or (e) any other persons the Committee deems appropriate to discuss any matters that any member of the Committee or any other such individual or group believes should be discussed privately and (2) shall meet separately in executive session at least annually with each of (x) the Company’s Director of Internal Audit, (y) the Company’s Chief Financial Officer and (z) the Company’s independent auditors. In addition, the Committee may exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

A majority of Committee members shall constitute a quorum for the conduct of business at a meeting of the Committee. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee may meet by telephone or videoconference and may take action by unanimous written consent to the fullest extent permitted by the Nevada General Corporation Law.

The Committee will cause to be kept adequate minutes of all its proceedings and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent.

Article IV. Authority

The Committee shall have the resources and authority necessary to discharge its duties and responsibilities as it deems appropriate. In connection therewith, the Committee shall have:

1.	Such unrestricted access to Company personnel, records and documents as is necessary to carry out its responsibilities;

2.
The sole authority to retain, compensate, evaluate and terminate the Company’s independent auditors and to retain independent legal counsel or other outside advisors, including other auditors or accountants, as the Committee determines necessary to carry out its duties; and

3.
The Company shall provide the appropriate funding, as determined by the Committee, (i) for payment of compensation (A) to the independent auditors for purposes of preparing or issuing an audit report and performing their audit review and attest services for the Company, and (B) to any advisors employed by the Committee, and (ii) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties

Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Article V. Responsibilities and Duties

The Committee shall have the following responsibilities and duties:

A.	Independent Auditors

1.
The Committee shall have sole authority to appoint and terminate the Company’s independent auditors. The Committee shall also be responsible for setting the compensation and retention terms for, and overseeing and evaluating the performance of, the Company’s independent auditors with respect to audit, review or attestation services. The Company’s independent auditors shall report directly to the Committee.

2.
The Committee shall have sole authority and responsibility to approve in advance (a) the retention of independent auditors for the performance of all audit and lawfully permitted non-audit services and (b) the fees to be paid for such services. Pre-approval of non-audit services (other than review and attestation services) will not be required if such services fall within exceptions established by the SEC.

3.
The Committee shall ensure that it receives from the independent auditors all written disclosures, statements and letters required by Independence Standards Board Standard 1 delineating all relationships between the independent auditors and the Company. The Committee shall discuss with the Company’s independent auditors their independence, including any disclosed relationships or services that may impact the auditors’ objectivity and independence. If deemed appropriate by the Committee, the Committee shall either take, or recommend that the Board take, appropriate action to oversee the independence of the Company’s outside auditor and in response to the independent auditors’ report, to satisfy itself of the auditors’ independence. The Committee shall also confirm with the Company’s independent auditors that the independent auditors rotate (a) the lead (or coordinating) audit partner of the audit team as well as the concurring or reviewing partner at least once every five years and (b) any other audit team members within any applicable period required under Regulation S-X under the Securities Act and the Exchange Act. Additionally, in order to ensure continuing auditor independence, the Committee shall periodically consider whether to rotate the independent audit firm itself.

4.
On at least an annual basis, the Committee shall evaluate the qualifications, independence and performance of the Company’s independent auditors. This evaluation and review shall include a review of the lead audit partner.

	5.	The Committee shall recommend to the Board a policy regarding the hiring of employees or former employees of the Company’s independent auditors.

	6.	On at least an annual basis, the Committee shall obtain assurance from the Company’s independent auditors that no acts required to be reported under Section 10A(b) of the Exchange Act have arisen.

B.	Audit and Accounting Process

1.
The Committee shall review and discuss with the Company’s independent auditors reports that the independent auditors are required to provide to the Committee relating to significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including, among other things, (a) all critical accounting policies and practices used, (b) all alternative treatments of financial information within U.S. generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of such treatments and the treatment preferred by the Company’s independent auditors and (c) any material written communications between the Company’s independent auditors and management.

2.
The Committee shall inquire as to whether there was any significant difference of opinion or disagreement between management and the Company’s independent auditor in connection with the preparation of the Company’s audited financial statements and review with the independent auditors any audit problems or difficulties (including any restrictions on the scope of activities or access to required information) and management’s responses to such problems or difficulties.

3.
To the extent required by applicable law or the NASDAQ rules, the Committee shall discuss with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees” (“SAS 61”). SAS 61 requires that independent auditors provide audit committees with such additional information regarding the scope and results of outside audits as may be necessary to assist such committees in overseeing the financial reporting and disclosure process for which management is responsible. To ensure that all matters required to be discussed by SAS 61 have already been discussed pursuant to the other provisions of this Charter, the Committee may ask the Company’s independent auditors to advise them as to whether the requirements of SAS 61 have been satisfied.

C.	Financial Reporting Process

1.
The Committee shall review with members of management and discuss with the Company’s independent auditors the annual audited financial statements to be included in the Company’s annual reports on Form 10-K (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the filing of each Form 10-K.

2.
The Committee shall review with members of management and discuss with the Company’s independent auditors the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q prior to the filing of each Form 10-Q.

3.
The Committee shall review with members of management and discuss with the Company’s independent auditors any registration statement of the Company that contains new or pro forma financial information prior to the initial filing of such registration statement with the SEC. The Chairperson of the Committee or a quorum of the Committee may represent the entire Committee for the purpose of these reviews.

4.
The Committee shall discuss with management financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be general (i.e., the types of information to be disclosed and the type of presentation to be made) and do not necessarily need to be held in advance of each release or presentation.

5.
The Committee shall discuss with management (i) any significant financial reporting issues and judgments made in the preparation of the Company’s financial statements and (ii) any changes in the Company’s accounting policies and procedures.

D.	Approval of Disclosure and Non-Audit Services

1.
The Committee shall pre-approve any permissible non-audit services to be provided by the Company’s independent auditors on behalf of the Company that do not fall within any exception to the pre-approval requirements established by the SEC. The Committee may delegate to one or more members the authority to pre-approve permissible non-audit services, but any such delegate or delegates must present their pre-approval decisions to the Committee at its next meeting. In the event that any permissible non-audit services are approved by the Committee or a delegate or delegates thereof, the Committee shall take steps to ensure that such approval is appropriately disclosed in the Company’s periodic reports filed with the SEC to the extent such disclosure is required.

2.
The Committee shall ensure that Company’s independent auditors are not engaged to perform for the Company any of the non-audit services set forth on Exhibit A hereto or any other services that applicable law prohibits independent registered public accounting firms from performing for their audit clients.

E.	Whistleblower Procedures

1.
The Committee shall establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding (a) accounting, (b) internal accounting controls and (c) auditing matters.

	2.	The Committee shall establish procedures for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

F.	Disclosure Controls and Procedures

1.
The Committee shall discuss periodically with members of management and the Company’s independent auditors the adequacy of the Company’s disclosure controls and procedures, including applicable internal controls and procedures for financial reporting and changes in internal controls designed to address any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees that are reported to the Committee.

2.
The Committee shall review with management, and discuss with the Company’s independent auditors: (a) the annual report of management affirming management’s responsibility for establishing and maintaining internal control over financial reporting and assessing the effectiveness of the Company’s internal control over financial reporting and (b) the independent auditors’ report on, and attestation of, management’s report when those reports are required by SEC or NASDAQ rules.

G.	Compliance Matters

1.
The Committee shall have oversight and responsibility for the Company’s compliance with applicable laws and regulations relating to the Company’s financial reporting. The Committee may obtain advice and assistance, as needed, from internal or external legal counsel, accounting firms or other advisors, with the sole authority to retain, terminate and negotiate the terms and conditions of the engagement.

H.	Evaluation of Performance

	1.	The Committee shall annually evaluate its own performance and deliver a report to the Board setting forth the results of the evaluation.

	2.	The Committee shall annually review re-assess the adequacy of this Charter and submit any recommended changes to the Board for its approval.

	3.	The Committee shall, through its Chairperson, regularly report to the Board on the Committee’s activities and actions.

I.	Other Compliance

	1.	The Committee shall meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

2.
The Committee shall establish procedures for the approval of and approve the entry of the Company into any and all “related party transactions” between the Company and any executive officer or director that would potentially require disclosure pursuant to Item 404 of Regulation S-K under the Securities Act.

	3.	The Committee shall publish this Charter in accordance with applicable SEC and NASDAQ rules.

	4.	The Committee shall perform any other activities consistent with this Charter, the Company’s bylaws and applicable law as the Committee or the Board deems necessary or appropriate.

Article VI. Explanatory Note

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to ensure that the Company complies with laws and regulations and its policies and procedures. The Company’s financial statements are the responsibility of management. The Company’s independent auditors are responsible for planning and conducting audits to determine whether the Company’s financial statements fairly present, in all material respects, the financial position of the Company.

Approved on May 15, 2006

Exhibit A

Under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Company’s independent auditors cannot contemporaneously provide any of the following non-audit services to the Company:

(A)	bookkeeping or other services related to accounting records or financial management;

(B)	financial systems design and implementation;

(C)	appraisal or valuation services or fairness opinions;

(D)	actuarial services;

(E)	internal audit outsourcing services;

(F)	management functions or human resources;

(G)	broker or dealer, investment advisor or investment banking services;

(H)	legal services and expert services unrelated to the audit; or

(I)	any other service determined to be impermissible by the Public Company Accounting Oversight Board established pursuant to Sarbanes-Oxley.

Appendix B

CHINA BAK BATTERY, INC.

Compensation Committee Charter

Article I. Purpose

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of China BAK Battery, Inc. (the “Company”) has been appointed by the Board to assist the Board by assuming primary responsibility for evaluating issues relating to executive compensation. The Committee is also charged with making regular reports to the Board and delivering any reports that may from time to time be required by the rules of the Nasdaq Stock Market, Inc. (“NASDAQ”) or the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement or annual report on Form 10-K.

Article II. Membership

The Committee shall consist of two or more members of the Board. Prior to their election and annually thereafter, the members of the Committee shall each have been affirmatively determined by the Board to satisfy the same standards of “independence” as apply to the members of the Company’s Audit Committee. In addition, each member of the Committee shall qualify both (i) as a “non-employee director” in the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) as an “outside director” in the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Each member of the Committee shall first be nominated by the Nominating and Corporate Governance Committee of the Board and then be elected by the full Board, with interested members of the Board recusing themselves as appropriate, and shall serve until the expiration of such member’s term or until such member’s earlier resignation, retirement or removal. The members of the Committee may be removed at any time, with or without cause, by majority vote of the Board.

The Board shall elect a Chairperson of the Committee. The Chairperson of the Committee shall chair all regular and special sessions of the Committee, be responsible for scheduling regular and special meetings of the Committee and set the agendas for Committee meetings. This Chairperson shall serve until the expiration of his or her term or until his or her earlier resignation, retirement or removal from the Committee or the Board. If the Chairperson is absent from a particular meeting, another member of the Committee shall serve as chairperson for purposes of that meeting.

The Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Article III. Meetings

The Committee shall meet at least twice a year. Additional meetings may occur as the Committee or its Chairperson deem advisable.

A majority of Committee members shall constitute a quorum for the conduct of business of the Committee. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee, unless the act of a greater number is required by law, the Company’s Certificate of Incorporation or the Company’s Bylaws. The Committee may meet by telephone or videoconference and may take action by unanimous written consent to the fullest extent permitted by the Delaware General Corporation Law.

The Committee will cause to be kept adequate minutes of all its proceedings and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous written consent.

Article IV. Authority

The Company shall provide the Committee with the necessary financial resources and the Committee shall have the authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate in its sole discretion. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company. The Committee will take all necessary steps to preserve the privileged nature of those communications.

Article V. Responsibilities and Duties

The Committee shall have the following responsibilities and duties:

1.
To evaluate and/or develop the compensation policies applicable to the executive officers of the Company, which shall include guidance regarding the specific relationship of corporate performance to executive compensation;

2.	To assist the Board in developing and evaluating potential candidates for executive positions, including the Chief Executive Officer, and to oversee the development of executive succession plans;

3.	To review and recommend on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

4.	To assess the ongoing competitiveness of the total executive compensation package;

5.	To evaluate at least once a year the Chief Executive Officer’s performance in light of the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

6.
To recommend the Chief Executive Officer’s annual compensation, including salary, bonus, incentive and equity compensation, which such recommendation shall be subject to approval by the full Board, with interested members of the Board recusing themselves as appropriate;

7.
To recommend the annual compensation of other officers of the Company who are Board members, including salary, bonus, incentive and equity compensation, which such recommendation shall be subject to approval by the full Board, with interested members of the Board recusing themselves as appropriate;

8.
To provide oversight of the Chief Executive Officer’s recommendations concerning the performance and compensation of the Company’s other executive officers and to make final determinations with respect to the compensation of the Company’s other executive officers;

9.
To periodically review the compensation paid to non-employee directors (including Board and committee chairpersons) in the form of annual retainers and meeting fees, if any, and to make recommendations to the Board regarding any adjustments;

10.	To review the Company’s incentive compensation plans, including cash and/or stock-based plans, and recommend changes in such plans to the Board as needed;

11.	To assist the full Board with respect to the administration of the Company’s incentive compensation plans;

12.
To review and approve any employment agreements, retirement agreements, severance arrangements, change-in-control arrangements or special or supplemental employee benefits and any material amendments to the foregoing, applicable to executive officers, including the Chief Executive Officer;

13.	To maintain regular contact with management of the Company;

14.	To prepare and publish any required Compensation Committee report on executive compensation to be included in the Company’s annual proxy statement if required by the rules and regulations of the SEC;

15.
To evaluate its own performance, and review the adequacy of this charter, at least annually, delivering a report setting forth the results of such evaluation and review, and any recommended changes, to the Board for its approval; and

16.	To perform such other responsibilities and duties as compensation committees of companies similarly situated with the Company would perform.

Approved on May 15, 2006

Appendix C

CHINA BAK BATTERY, INC.

Nominating and Corporate Governance Committee Charter

Article I. Purpose

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of China BAK Battery, Inc. (the “Company”) has been appointed by the Board for the purpose of:

1.	Identifying, recruiting, evaluating and recommending individuals for nomination for election to the Board and the committees thereof as well as to fill any vacancies;

2.
Developing a policy with regard to the consideration of any director candidates recommended by stockholders of the Company and the procedures to be followed by such stockholders in making such recommendations;

3.	Assisting the Board and the committees of the Board in the conduct of their annual evaluations; and

4.
Taking a leadership role in shaping corporate governance policies and practices, including recommending to the Board corporate governance guidelines applicable to the Company and monitoring Company compliance with said policies and guidelines.

The Committee is also charged with making regular reports to the Board and delivering any reports that may from time to time be required by the rules of the Nasdaq Stock Market, Inc. (“NASDAQ”) or the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement or annual report on Form 10-K.

Article II. Membership

The Committee shall consist of two or more members of the Board. Prior to their election and annually thereafter, the members of the Committee shall each have been affirmatively determined by the Board to satisfy the same standards of “independence” as apply to the members of the Company’s Audit Committee.

Each member of the Committee shall be elected by the Board and shall serve until the expiration of such member’s term or until such member’s earlier resignation, retirement or removal from the Committee or the Board. The members of the Committee may be removed at any time, with or without cause, by majority vote of the Board.

The Board shall elect a Chairperson of the Committee. The Chairperson of the Committee shall chair all regular and special sessions of the Committee, be responsible for scheduling regular and special meetings of the Committee and set the agendas for Committee meetings. This Chairperson shall serve until the expiration of his or her term or until his or her earlier resignation, retirement or removal from the Committee or the Board. If the Chairperson is absent from a particular meeting, another member of the Committee shall serve as chairperson for purposes of that meeting.

The Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Article III. Meetings

The Committee shall meet at least twice a year. Additional meetings may occur as the Committee or its Chairperson deem advisable.

A majority of Committee members shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee may meet by telephone or videoconference and may take action by unanimous written consent to the fullest extent permitted by the Delaware General Corporation Law.

The Committee will cause to be kept adequate minutes of all its proceedings and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous written consent.

Article IV. Authority

The Company shall provide the Committee with the necessary resources and the Committee shall have the authority necessary to discharge its duties and responsibilities, including the authority to retain any search firm, outside counsel or other experts or consultants, as it deems appropriate in its sole discretion. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company. The Committee will take all necessary steps to preserve the privileged nature of those communications.

Article V. Responsibilities and Duties

The Committee shall have the following responsibilities and duties:

1.	To develop a process to be used by the Committee in identifying and evaluating candidates for membership on the Board and the committees thereof;

2.	To assist the Board in identifying, recruiting and evaluating candidates for membership on the Board and the committees thereof;

3.	To annually present to the Board a list of nominees recommended for election to the Board at the annual meeting of stockholders;

4.	To develop appropriate criteria and make recommendations to the Board regarding the independence of directors and nominees;

5.	To present to the Board, as necessary, individuals recommended to fill any vacancies that may occur on the Board;

6.	To adopt a process for stockholders of the Company to send communications to the Board;

7.
To adopt a policy regarding the consideration of any director candidates recommended by stockholders of the Company and the procedures to be followed by such stockholders in making such recommendations;

8.
To review the size and overall composition of the Board, taking into consideration such factors as business experience and specific areas of expertise of each Board member, and make recommendations to the Board as necessary;

9.
To recommend to the Board the number, identity and responsibilities of Board committees and the Chair and members of each committee. This shall include advising the Board on committee appointments and removal from committees or from the Board, rotation of committee members and Chairs and committee structure and operations;

10.	To periodically assess the effectiveness of the Board in meeting its responsibilities, representing the long-term interests of stockholders;

11.	To report annually to the Board with an assessment of the Board’s performance;

12.
To consult with the Company’s Chief Executive Officer, as appropriate, and other Board members to ensure that its decisions are consistent with the sound relationship between and among the Board, Board committees, individual directors, and Company management;

13.
To recommend general matters for consideration by the Board, which may include: (i) the structure of Board meetings, including recommendations for the improvement of such meetings, and the timeliness and adequacy of the information provided to the Board prior to such meetings; (ii) director retirement policies; (iii) director and officer insurance policy requirements; (iv) policies regarding the number of boards on which a director may serve; (v) director orientation and training; and (vi) the roles of the Company’s executive officers and the outside directorships of such executives;

14.	To review adherence by directors to corporate guidelines regarding transactions with the Company;

15.	To assist the Board and the other committees of the Board in the conduct of their annual evaluations;

16.	To monitor the orientation and continuing education programs for directors;

17.	To review and assess the adequacy of the Company’s policies and practices on corporate governance and recommend any proposed changes to the Board for approval;

18.
To review and assess the adequacy of the Company’s Code of Conduct and other internal policies and guidelines and monitor that the principles described therein are being incorporated into the Company’s culture and business practices;

19.	To review requests for any waiver of the Company’s Code of Conduct and recommend to the Board whether a particular waiver should be granted;

20.
To obtain advice and assistance, as needed, from internal or external legal counsel, accounting firms, search firms or other advisors, with the sole authority to retain, terminate and negotiate the terms and conditions of the assignment;

21.	To review the adequacy of the charters adopted by each committee of the Board, and recommend changes as necessary;

22.	To regularly report to the Board on the Committee’s activities;

23.	To conduct an annual review of the Committee’s performance and report the results to the Board, periodically assess the adequacy of its charter and recommend changes to the Board as needed;

24.	To delegate responsibility to subcommittees of the Committee as necessary or appropriate; and

25.
To perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation (as the same may be amended and/or restated and in effect from time to time), the Company’s bylaws (as the same may be amended and/or restated and in effect from time to time), and governing law, as the Committee or the Board deems necessary or appropriate.

Approved on May 15, 2006

CHINA BAK BATTERY, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 21, 2007

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of CHINA BAK BATTERY, INC., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated July 30, 2007, and hereby constitutes and appoints Mr. Xiangqian Li, the Company’s Chairman, President and Chief Executive Officer, and Mr. Yongbin Han, the Company’s Chief Financial Officer, Secretary and Treasurer, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders to be held on September 21, 2007, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.   Elect as Directors the nominees listed below: ☐

Xiangqian Li
Huanyu Mao
Richard B. Goodner
Charlene Spoede Budd
Chunzhi Zhang

Withhold authority for the following:

□ Xiangqian Li
□ Huanyu Mao
□ Richard B. Goodner
□ Charlene Spoede Budd
□ Chunzhi Zhang

2.   Approve the ratification of PKF as the Company’s accountant for fiscal year 2007.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR THE RATIFICATION OF THE SELECTION OF PKF AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED JULY 30, 2007 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated July 30, 2007, and the 2006 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date _____________, 2007

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.